SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2010

VSE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation or Organization)

0-3676	54-0649263
(Commission File Number)	(I.R.S. Identification Number)

2550 Huntington Avenue
Alexandria, Virginia	22303-1499
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (703) 960-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VSE CORPORATION

Item 2.02.	Results of Operations and Financial Condition

On July 29, 2010, VSE Corporation issued a press release announcing that its Federal Group received one of several new multiple award omnibus contracts to continue work as a prime contractor under U.S. Army CECOM’s Rapid Response (“R2”) replacement program known as “Rapid Response-Third Generation (R2-3G).”

A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number

	99.1	Press Release dated July 29, 2010 entitled, "VSE Awarded Contract by U.S. Army for R2-3G Program Support

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: July 29, 2010	/s/ T. R. Loftus
T. R. Loftus
Executive Vice President and Chief Financial Officer